MUTUAL FUND SERIES TRUST

Catalyst Insider Income Fund Class A: IIXAX Class C: IIXCX Class I: IIXIX
Catalyst/SMH High Income Fund Class A: HIIFX Class C: HIICX Class I: HIIIX
Catalyst/SMH Total Return Income Fund Class A: TRIFX Class C: TRICX Class I: TRIIX
Catalyst/MAP Global Balanced Fund Class A: TRXAX Class C: TRXCX Class I: TRXIX
Catalyst/CIFC Senior Secured Income Fund (formerly, Catalyst/CIFC Floating Rate Income Fund) Class A: CFRAX Class C: CFRCX Class C-1: CFRFX Class I: CFRIX
Catalyst Enhanced Income Strategy Fund Class A:EIXAX Class C: EIXCX Class I: EIXIX

(each, a “Fund” and, collectively, the “Funds”)

March 5, 2025

The information in this Supplement amends certain information contained in the currently effective Prospectus for each Fund dated on or before the date of this Supplement and should be read in conjunction with such Prospectus.

The following sentence under the section of the Prospectus entitled “Management of the Funds –Advisor” is hereby deleted in its entirety.

“Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com.”

The following disclosure is hereby added to the section of the Funds’ Prospectus entitled “APPENDIX A: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS”:

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WAIVERS APPLICABLE TO PURCHASES THROUGH STIFEL NICHOLAS & CO.

Shareholders purchasing or holding Fund shares, including existing Fund shareholders, through a Stifel Nicolaus & Co. (Stifel) or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the Fund’s Statement of Additional Information (SAI).

CLASS A SHARES

As described elsewhere in this Prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of Accumulation

Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Catalyst family of funds held by accounts within the purchaser’s household at Stifel. Fund family assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-End Sales Charge Waivers on Class A Shares Available at Stifel

Sales charges may be waived for the following shareholders in the following situations:

•	Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same Fund pursuant to Stifel’s policies and procedures. To the extent that this Prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•	Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•	Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Catalyst family of funds.
•	Shares purchased from the proceeds of redeemed shares of a fund within the Catalyst family of funds so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
•	Shares from rollovers into Stifel from retirement plans to IRAs.
•	Shares exchanged into Class A shares from another share class so long as the exchange is into the same Fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the Fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.
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•	Purchases of Class 529-A shares through a rollover from another 529 plan.
•	Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•	Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and C Shares

•	Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•	Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•	Return of excess contributions from an IRA Account.
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•	Shares acquired through a right of reinstatement.
•	Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•	Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts

•	Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.

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You should read this Supplement in conjunction with the Prospectus, the Summary Prospectus and the Statement of Additional Information for the Funds, each dated November 1, 2024, as supplemented, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-866-447-4228 or by writing to Catalyst Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.

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